Supplement to the
Fidelity® Series All-Sector Equity Fund
April 1, 2021
Prospectus

It is expected that Chip Perrone will retire effective on or about December 31, 2021. At that time he will no longer serve as a co-manager of the fund.

Brian Lempel no longer serves as a co-manager of the fund.

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Becky Baker (co-manager) has managed the fund since January 2022.

Matthew Drukker (co-manager) has managed the fund since January 2022.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Becky Baker is co-manager of the fund, which she has managed since January 2022. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Baker has worked as an equity research analyst, associate, and portfolio manager.

Matthew Drukker is co-manager of the fund, which he has managed since January 2022. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Drukker has worked as a research analyst and portfolio manager.

DLF-22-02 1.882075.120	January 18, 2022